SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 26, 2002


                                   AGWAY INC.
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             (Exact name of registrant as specified in its charter)


Delaware                           2-22791                            15-0277720
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(State or other jurisdiction      (Commission                      (IRS Employer
of incorporation)                 File Number)               Identification No.)



333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315)449-6436









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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Agway Inc. and GROWMARK, Inc. have signed a Letter of Intent that provides GROWMARK with exclusive rights to negotiate for the possible acquisition of Agway's Agronomy and Seedway businesses and related assets. A copy of a press release dated July 26, 2002 is attached as an exhibit to this filing and incorporated herein by reference.




















CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward- looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," and "anticipate" and similar expressions identify forward-looking statements.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following is a complete list of exhibits filed as part of this report:

No.
--

99    Additional exhibits

      (a)  Press release dated July 26, 2002




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AGWAY INC.
                                     (Registrant)



 Date      July 31, 2002             By           /s/ PETER J. O'NEILL
 ------------------------------         ----------------------------------------
                                                      Peter J. O'Neill
                                                   Senior Vice President
                                                     Finance & Control
                                             (Principal Financial Officer and
                                                 Chief Accounting Officer)














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 Stephen H. Hoefer
 SVP, Public Affairs
 Agway, Inc. P.O. Box 4933
 Syracuse, New York 13221

                               Phone: 315/449-6474
                               FAX: 315/449-6281
                               Email: shoefer@agway.com


 FOR IMMEDIATE RELEASE
 July 26, 2002


GROWMARK and Agway Announce Letter of Intent

Syracuse, N.Y., July 26, 2002... Agricultural cooperatives GROWMARK, Inc., Bloomington, Ill., and Agway Inc., Syracuse, N.Y., today announced the signing of a Letter of Intent that provides GROWMARK with exclusive rights to negotiate for the possible acquisition of Agway's Agronomy and Seedway businesses and related assets.

In March 2002, Agway announced that it was taking steps to divest several business units including Agway Agronomy and Seedway. Agway Agronomy, headquartered in Milford, Del., sells fertilizer, crop protection products, and farm seed. Seedway, headquartered in Hall, N.Y., sells turf, vegetable, and farm seed.

GROWMARK, Inc. is a federated regional cooperative that currently provides agriculture-related products and services to local cooperative members across the Midwest and Ontario, Canada. Visit the GROWMARK Web site at www.fssystem.com.

Agway is an agricultural cooperative owned by 69,000 Northeast farmers. Visit Agway at www.agway.com.





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